UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06490

BNY Mellon Investment Funds V, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/23

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Diversified International Fund

BNY Mellon Developed Markets Real Estate Securities Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Diversified International Fund

SEMI-ANNUAL REPORT April 30, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through April 30, 2023, as provided by Lisa Sampson, CFA, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended April 30, 2023, BNY Mellon Diversified International Fund (the “fund”) produced a total return of 25.26% for Class A shares, 24.75% for Class C shares, 25.39% for Class I shares and 25.53% for Class Y shares. 1 In comparison, the fund’s benchmark, the MSCI EAFE® Index (the “Index”), produced a total return of 24.19% for the same period.2

Global stocks posted gains over the reporting period as inflation eased, and investors began to anticipate the end of central bank monetary tightening policies. The fund outperformed the Index due to strong performance by two of the three underlying portfolios.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally allocates its assets among other mutual funds advised by BNY Mellon Investment Adviser, Inc. or its affiliates, referred to as underlying funds, which invest primarily in stocks issued by foreign companies. The fund is designed to provide diversification within the international asset class by investing the majority of its assets in the underlying funds. BNY Mellon Investment Adviser, Inc. selects the underlying funds based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors, including the correlation and covariance among the underlying funds. As of April 30, 2023, the fund’s market value was allocated as follows:

Underlying Funds:

BNY Mellon International Equity Fund, Class Y     24.37%

BNY Mellon International Core Equity Fund, Class Y     37.23%

BNY Mellon International Stock Fund, Class Y     38.40%

Stocks Aided by Slowing Rate Hikes, End of China’s Zero-COVID Policy

Investor sentiment was boosted during the reporting period by a slower pace of interest-rate increases, China’s loosening of its Zero-COVID-19 policy, a heightened focus on profitability during earnings season and the U.S. government’s quick response to the regional banking crisis.

The U.S. Federal Reserve’s (the “Fed”) monetary tightening policies aimed at curbing inflation continued to be the dominant theme. The Fed reiterated its outlook that rates need to remain higher for longer.

Across Europe, data indicated that inflation continued to ease. The European Central Bank (“ECB”) echoed the Fed and reiterated its focus on taming inflation. Energy prices and the ongoing Russia-Ukraine war remained a concern for the continent. Investors weighed hawkish comments by the Fed and ECB against data showing inflation had peaked, and economic activity was beginning to slow, which supported a narrative of a central bank pivot on rate cuts. In China, frustration over draconian policies boiled over and forced policymakers to loosen and ultimately end the country’s restrictive Zero-COVID-19 policies. Investors cheered this development, given China’s large consumer base and its integral role in global supply chains.

Midway through the reporting period, a banking crisis emerged in the U.S. Regional banks—Silicon Valley Bank, Signature Bank and First Republic Bank—faced mounting losses in their long-dated bond holdings as interest rates rose. Uninsured depositors were spooked by the headlines and lost confidence, choosing to move their money into larger money center banks. All three U.S. regional banks collapsed, went into receivership and were eventually sold off to larger banks. The crisis of confidence spread to Europe as similar concerns at Switzerland’s Credit Suisse led to rapid depositor withdrawals and ultimately a government-facilitated sale to rival UBS. With financial stability as another concern to add to the long list of worries, investors were apprehensive and adopted a wait-and-see approach.

2

Two-of-Three Underlying Strategies Outperform

The fund outperformed the Index during the reporting period, largely due to outperformance by two-of-the-three underlying portfolios. The BNY Mellon International Stock Fund’s portfolio and the BNY Mellon International Core Equity Fund’s portfolio both achieved strong returns, contributing 145 basis points (bps) and 87 bps, respectively. Security selection within the financial sector was the primary driver of outperformance for both funds.

In contrast, although the BNY International Equity Fund’s portfolio produced a robust absolute return, it lagged the Index slightly, hampering the fund’s performance by 72 bps. An overweight to the industrial sector was the the primary driver of underperformance for the fund.

Valuations Are Attractive in Europe, but Risks Loom

While the outlook for Europe has improved from the end of 2022, the market has rallied considerably already, pricing out the most negative tail risks to the outlook. We don’t exclude further outperformance over the next 12 months, as international developed equities may benefit from China’s reopening and are more exposed to value factors, on which we maintain a positive view. However, international developed equities tend to underperform U.S. equities when global activity slows, which remains our central expectation. Admittedly, equity valuations, once interest rates are accounted for, remain low relative to those on U.S. equities, offering greater compensation to investors to take risk in this asset class.

But many of the risks we see in international developed markets are hard to model and are likely nonlinear, making us wary about chasing the recent good news for the region. First, the relative performance of European assets has been very correlated with gas prices in recent quarters. While we think Europe is structurally better placed to avoid a significant energy crisis, the region is still importing natural gas from Russia at amounts that, if suddenly stopped, would likely create significant price volatility, given the tightness in the market. Second, military operations in Ukraine are gathering pace as we enter spring, and the risk of an escalation may again become front and center in the mind of investors. Third, both U.S. and European financial risks have risen recently, but existing vulnerabilities in euro-area periphery countries make us even more worried about the tail risk of a financial crisis in the region. Finally, we expect the Bank of Japan to (gradually) move toward a normalization of monetary policy, which may cause some of the foreign exchange tailwinds supporting large-cap equity performance in the region to move into reverse.

May 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by BNY Mellon Investment Adviser, Inc. through March 1, 2024, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the prospectus of the fund and that of each underlying fund.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

The shares of smaller companies tend to trade less frequently than those of larger, more established companies.

The ability of the fund to achieve its investment goal depends, in part, on the ability of the portfolio managers to allocate effectively the fund’s assets among the underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

Each underlying fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are higher in emerging- market countries.

3

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Diversified International Fund from November 1, 2022 to April 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$2.18	$6.58	$.84	$.50
Ending value (after expenses)	$1,252.60	$1,247.50	$1,253.90	$1,255.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$1.96	$5.91	$.75	$.45
Ending value (after expenses)	$1,022.86	$1,018.94	$1,024.05	$1,024.35
†

Expenses are equal to the fund’s annualized expense ratio of .39% for Class A, 1.18% for Class C, .15% for Class I and .09% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4

STATEMENT OF INVESTMENTS

April 30, 2023 (Unaudited)

Description	Shares		Value ($)
Investment Companies - 99.1%
Foreign Equity - 99.1%
BNY Mellon International Core Equity Fund, Cl. Y	2,470,359	[a]	93,379,574
BNY Mellon International Equity Fund, Cl. Y	2,876,681	[a]	61,129,470
BNY Mellon International Stock Fund, Cl. Y	4,161,421	[a]	96,295,277
Total Investments (cost $141,325,015)	99.1%		250,804,321
Cash and Receivables (Net)	.9%		2,234,638
Net Assets	100.0%		253,038,959

a Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	99.1
99.1

† Based on net assets.

See notes to financial statements.

5

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)
Foreign Equity - 99.1%
BNY Mellon International Core Equity Fund, Cl. Y - 36.9%	108,913,218	4,003,341	(40,110,954)	9,304,033
BNY Mellon International Equity Fund, Cl. Y - 24.2%	67,347,167	2,475,485	(19,052,703)	3,282,360
BNY Mellon International Stock Fund, Cl. Y - 38.0%	110,078,836	2,948,631	(40,110,954)	15,986,040
Total - 99.1%	286,339,221	9,427,457	(99,274,611)	28,572,433

Description	Net Change in Unrealized Appreciation (Depreciation) ($)	Value ($) 4/30/2023	Dividends/ Distributions ($)
Foreign Equity - 99.1%
BNY Mellon International Core Equity Fund, Cl. Y - 36.9%	11,269,936	93,379,574	3,923,732
BNY Mellon International Equity Fund, Cl. Y - 24.2%	7,077,161	61,129,470	2,437,671
BNY Mellon International Stock Fund, Cl. Y - 38.0%	7,392,724	96,295,277	2,869,023
Total - 99.1%	25,739,821	250,804,321	9,230,426

† Includes reinvested dividends/distributions.

See notes to financial statements.

6

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in affiliated issuers—See Statement of Investments	141,325,015	250,804,321
Cash		2,248,222
Receivable for investment securities sold		272,404
Receivable for shares of Common Stock subscribed		40,583
Prepaid expenses		37,636
		253,403,166
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		9,331
Payable for shares of Common Stock redeemed		295,707
Directors’ fees and expenses payable		3,310
Other accrued expenses		55,859
		364,207
Net Assets ($)		253,038,959
Composition of Net Assets ($):
Paid-in capital		116,661,489
Total distributable earnings (loss)		136,377,470
Net Assets ($)		253,038,959

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	17,969,690	38,819	19,567,770	215,462,680
Shares Outstanding	1,587,455	3,367	1,724,869	19,024,054
Net Asset Value Per Share ($)	11.32	11.53	11.34	11.33

See notes to financial statements.

7

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2023 (Unaudited)

Investment Income ($):
Income:
Interest	61,945
Cash dividends from affiliated issuers	6,445,021
Total Income	6,506,966
Expenses:
Professional fees	48,320
Shareholder servicing costs—Note 3(c)	33,409
Registration fees	27,036
Prospectus and shareholders’ reports	13,026
Directors’ fees and expenses—Note 3(d)	9,580
Chief Compliance Officer fees—Note 3(c)	6,114
Loan commitment fees—Note 2	3,927
Custodian fees—Note 3(c)	683
Distribution fees—Note 3(b)	179
Miscellaneous	11,032
Total Expenses	153,306
Less—reduction in expenses due to undertaking—Note 3(a)	(327)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,159)
Net Expenses	151,820
Net Investment Income	6,355,146
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Affiliated issuers	28,572,433
Capital gain distributions from affiliated issuers	2,785,405
Net Realized Gain (Loss)	31,357,838
Net change in unrealized appreciation (depreciation) on investments:
Affiliated issuers	25,739,821
Net Realized and Unrealized Gain (Loss) on Investments	57,097,659
Net Increase in Net Assets Resulting from Operations	63,452,805

See notes to financial statements.

8

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations ($):
Net investment income	6,355,146	10,423,697
Net realized gain (loss) on investments	31,357,838	61,626,646
Net change in unrealized appreciation (depreciation) on investments	25,739,821	(195,834,688)
Net Increase (Decrease) in Net Assets Resulting from Operations	63,452,805	(123,784,345)
Distributions ($):
Distributions to shareholders:
Class A	(2,774,309)	(1,760,296)
Class C	(7,696)	(4,401)
Class I	(3,746,914)	(3,552,714)
Class Y	(42,662,452)	(38,453,592)
Total Distributions	(49,191,371)	(43,771,003)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,532,381	3,365,175
Class I	2,722,163	9,877,668
Class Y	1,234,118	14,812,907
Distributions reinvested:
Class A	2,767,835	1,721,042
Class C	6,168	3,619
Class I	3,344,893	3,167,672
Class Y	16,694,068	13,666,281
Cost of shares redeemed:
Class A	(3,447,665)	(3,277,076)
Class C	(12,975)	(136,454)
Class I	(9,857,509)	(20,047,758)
Class Y	(67,602,757)	(190,188,343)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(52,619,280)	(167,035,267)
Total Increase (Decrease) in Net Assets	(38,357,846)	(334,590,615)
Net Assets ($):
Beginning of Period	291,396,805	625,987,420
End of Period	253,038,959	291,396,805

9

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Capital Share Transactions (Shares):
Class Aa
Shares sold	131,666	261,803
Shares issued for distributions reinvested	275,133	114,660
Shares redeemed	(288,801)	(255,828)
Net Increase (Decrease) in Shares Outstanding	117,998	120,635
Class C
Shares issued for distributions reinvested	600	237
Shares redeemed	(1,125)	(8,597)
Net Increase (Decrease) in Shares Outstanding	(525)	(8,360)
Class Ia
Shares sold	239,250	728,217
Shares issued for distributions reinvested	331,835	210,756
Shares redeemed	(878,129)	(1,549,545)
Net Increase (Decrease) in Shares Outstanding	(307,044)	(610,572)
Class Ya
Shares sold	109,019	1,141,874
Shares issued for distributions reinvested	1,659,450	910,478
Shares redeemed	(5,871,741)	(13,661,082)
Net Increase (Decrease) in Shares Outstanding	(4,103,272)	(11,608,730)

[a]

During the period ended April 30, 2023, 152,673 Class Y shares representing $1,757,752 were exchanged for 152,486 Class I shares. During the period ended October 31, 2022, 556,342 Class Y shares representing $7,557,599 were exchanged for 555,775 Class I shares, 3,103 Class Y shares representing $44,034 were exchanged for 3,105 Class A share and 98 Class A shares representing $1,236 were exchanged for 98 Class I shares.

See notes to financial statements.

10

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2023		Year Ended October 31,
Class A Shares	(Uanaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.91	16.12	12.75	13.14	12.09	13.25
Investment Operations:
Net investment income[a]	.22	.25	.05	.24	.17	.14
Net realized and unrealized gain (loss) on investments	2.27	(4.17)	3.48	(.39)	1.06	(1.16)
Total from Investment Operations	2.49	(3.92)	3.53	(.15)	1.23	(1.02)
Distributions:
Dividends from net investment income	(.21)	(.28)	(.16)	(.24)	(.18)	(.14)
Dividends from net realized gain on investments	(1.87)	(1.01)	-	(.00)[b]	-	-
Total Distributions	(2.08)	(1.29)	(.16)	(.24)	(.18)	(.14)
Net asset value, end of period	11.32	10.91	16.12	12.75	13.14	12.09
Total Return (%)[c]	25.26[d]	(26.48)	27.75	(1.21)	10.40	(7.79)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.39[f]	1.14	1.62	3.26	4.08	3.15
Ratio of net expenses to average net assets[e]	.39[f]	.42	.40	.40	.40	.40
Ratio of net investment income to average net assets[e]	4.00[f]	1.92	.30	1.92	1.41	1.07
Portfolio Turnover Rate	3.55[d]	12.58	8.80	4.10	9.44	3.66
Net Assets, end of period ($ x 1,000)	17,970	16,030	21,749	6,501	5,889	6,302

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Amounts do not include the expenses of the underlying fund.

f Annualized.

See notes to financial statements.

11

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2023		Year Ended October 31,
Class C Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	11.02	16.11	12.73	13.08	12.00	13.22
Investment Operations:
Net investment income[a]	.19	.29	.04	.16	.12	.01
Net realized and unrealized gain (loss) on investments	2.30	(4.37)	3.39	(.42)	1.02	(1.12)
Total from Investment Operations	2.49	(4.08)	3.43	(.26)	1.14	(1.11)
Distributions:
Dividends from net investment income	(.11)	-	(.05)	(.09)	(.06)	(.11)
Dividends from net realized gain on investments	(1.87)	(1.01)	-	(.00)[b]	-	-
Total Distributions	(1.98)	(1.01)	(.05)	(.09)	(.06)	(.11)
Net asset value, end of period	11.53	11.02	16.11	12.73	13.08	12.00
Total Return (%)[c]	24.75[d]	(27.05)	26.95	(2.02)	9.61	(8.48)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	2.55[f]	1.96	1.48	1.58	1.43	1.34
Ratio of net expenses to average net assets[e]	1.18[f]	1.17	1.15	1.15	1.15	1.15
Ratio of net investment income to average net assets[e]	3.36[f]	2.06	.27	1.26	.97	.11
Portfolio Turnover Rate	3.55[d]	12.58	8.80	4.10	9.44	3.66
Net Assets, end of period ($ x 1,000)	39	43	197	179	207	414

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Amounts do not include the expenses of the underlying fund.

f Annualized.

See notes to financial statements.

12

Six Months Ended
April 30, 2023		Year Ended October 31,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.95	16.17	12.77	13.17	12.12	13.28
Investment Operations:
Net investment income[a]	.26	.34	.16	.32	.21	.16
Net realized and unrealized gain (loss) on investments	2.25	(4.23)	3.43	(.43)	1.06	(1.14)
Total from Investment Operations	2.51	(3.89)	3.59	(.11)	1.27	(.98)
Distributions:
Dividends from net investment income	(.25)	(.32)	(.19)	(.29)	(.22)	(.18)
Dividends from net realized gain on investments	(1.87)	(1.01)	-	(.00)[b]	-	-
Total Distributions	(2.12)	(1.33)	(.19)	(.29)	(.22)	(.18)
Net asset value, end of period	11.34	10.95	16.17	12.77	13.17	12.12
Total Return (%)	25.39[c]	(26.29)	28.24	(.96)	10.83	(7.51)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.15[e]	.11	.09	.09	.08	.07
Ratio of net expenses to average net assets[d]	.15[e]	.11	.09	.09	.08	.07
Ratio of net investment income to average net assets[d]	4.66[e]	2.57	1.04	2.50	1.68	1.25
Portfolio Turnover Rate	3.55[c]	12.58	8.80	4.10	9.44	3.66
Net Assets, end of period ($ x 1,000)	19,568	22,253	42,735	30,981	35,681	31,776

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Amounts do not include the expenses of the underlying fund.

e Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2023		Year Ended October 31,
Class Y Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.94	16.16	12.76	13.16	12.11	13.27
Investment Operations:
Net investment income[a]	.27	.33	.20	.35	.21	.18
bNet realized and unrealized gain (loss) on investments	2.25	(4.21)	3.40	(.46)	1.07	(1.15)
Total from Investment Operations	2.52	(3.88)	3.60	(.11)	1.28	(.97)
Distributions:
Dividends from net investment income	(.26)	(.33)	(.20)	(.29)	(.23)	(.19)
Dividends from net realized gain on investments	(1.87)	(1.01)	-	(.00)[b]	-	-
Total Distributions	(2.13)	(1.34)	(.20)	(.29)	(.23)	(.19)
Net asset value, end of period	11.33	10.94	16.16	12.76	13.16	12.11
Total Return (%)	25.53[c]	(26.26)	28.33	(.92)	10.87	(7.48)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.09[e]	.05	.04	.04	.04	.03
Ratio of net expenses to average net assets[d]	.09[e]	.05	.04	.04	.04	.03
Ratio of net investment income to average net assets[d]	4.80[e]	2.50	1.27	2.74	1.70	1.37
Portfolio Turnover Rate	3.55[c]	12.58	8.80	4.10	9.44	3.66
Net Assets, end of period ($ x 1,000)	215,463	253,070	561,306	532,258	849,143	794,131

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Amounts do not include the expenses of the underlying fund.

e Annualized.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Diversified International Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (150 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized) and Class Y (300 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2023, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held 773 Class C shares of the fund.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

16

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Investment Companies	250,804,321	-	-	250,804,321

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Allocation risk: The ability of the fund to achieve its investment goal depends, in part, on the ability of the Adviser to allocate effectively the fund’s assets among the underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

Exchanged Traded Fund (“ETFs”) and Other Investment Company Risk: To the extent the fund invests in pooled investment vehicles, such as ETF and other investment companies, the fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the fund invests in an ETF or other investment companies, shareholders of the fund will bear indirectly their proportionate share of the expenses of the ETF or other investment companies (including management fees) in addition to the expenses of the fund.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the

18

extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2022 was as follows: ordinary income $10,423,697 and long-term capital gains $33,347,306. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2023, the fund did not borrow under the Facilities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, there is no management fee paid to the Adviser. The fund invests in other affiliated mutual funds advised by the Adviser. All fees and expenses of the underlying funds are reflected in the underlying fund’s net asset value. The Adviser has contractually agreed, from November 1, 2022 through March 1, 2024, to assume the direct expenses of the fund so that the total annual fund operating expenses (including acquired fund (underlying funds) fees and expenses) of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the fund’s average daily net assets. On or after March 1, 2024, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $327 during the period ended April 30, 2023.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2023, Class C shares were charged $179 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2023, Class A and Class C shares were charged $21,302 and $60, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

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The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2023, the fund was charged $3,083 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1,159.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2023, the fund was charged $683 pursuant to the custody agreement.

During the period ended April 30, 2023, the fund was charged $6,114 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees of $30, Shareholder Services Plan fees of $3,668, Custodian fees of $997, Chief Compliance Officer fees of $4,116 and Transfer Agent fees of $578, which are offset against an expense reimbursement currently in effect in the amount of $58.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2023, amounted to $9,427,458 and $99,274,611, respectively.

At April 30, 2023, accumulated net unrealized appreciation on investments was $109,479,306, consisting of all gross unrealized appreciation.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 14-15, 2023, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of three international multi-cap core, two international multi-cap growth and one international multi-cap value funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional international multi-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional international multi-cap core, international multi-cap growth, and international multi-cap value fund of funds, excluding outliers (the “Expense

23

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above or at the Performance Group median for all periods, except for the three-year period when the total performance was below the Performance Group median, and was below the Performance Universe median for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group and Performance Universe medians during the periods under review. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board considered that, like most other funds in the Expense Group, the fund pays management fees only at the underlying fund (acquired funds) level, so that the contractual and actual management fees of the fund were zero. The Board noted that the fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Adviser or its affiliates. The Board reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s total expenses (including underlying fund (acquired funds) fees and expenses) were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2024, to assume the direct expenses of the fund so that the total annual fund operating expenses (including acquired fund (underlying funds) fees and expenses) of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees and total expenses of funds advised by the Adviser that are in the same Lipper category as the fund. Since the fund does not pay any management fees directly to the Adviser, the Board did not consider this information relevant to its consideration of the Agreement.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and

24

the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. Since the fund pays no fees to the Adviser under the Agreement, the Board did not consider profitability or economies of scale with respect to the fund relevant to its consideration of the Agreement.

The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was generally satisfied with the fund’s relative performance.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

25

For More Information

BNY Mellon Diversified International Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbol:	Class A: DFPAX Class C: DFPCX Class I: DFPIX Class Y: DDIFX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6209SA0423

BNY Mellon Developed Markets Real Estate Securities Fund

SEMI-ANNUAL REPORT April 30, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through April 30, 2023, as provided by the fund’s portfolio managers, E. Todd Briddell and Dean Frankel of CenterSquare Investment Management LLC, sub-adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2023, BNY Mellon Developed Markets Real Estate Securities Fund (the “fund”) (formerly the BNY Mellon Global Real Estate Securities Fund) produced a total return of 9.06% for Class A shares, 8.65% for Class C shares, 9.29% for Class I shares and 9.29% for Class Y shares.1 In comparison, the FTSE EPRA/NAREIT Developed Index (Net) (the “Index”), the fund’s benchmark, achieved a total return of 6.54% for the same period.2

Real estate-related securities posted gains over the reporting period, driven by strength in Asian markets, which continue to benefit from low inflation rates. Currency effects in international markets also contributed to performance as stronger foreign currencies translated into gains for U.S. investors. The fund outperformed the Index due largely to an overweight to international markets and to positive stock selections in Canada, Singapore, Hong Kong, U.K. and Australia.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income, by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in publicly traded equity securities of companies principally engaged in the real estate sector. The fund normally invests in a global portfolio of equity securities of real estate companies, including REITs and real estate operating companies, with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States).Although the fund invests primarily in developed markets, it also may invest in equity securities of companies located in emerging market countries, and may invest in equity securities of companies of any market capitalization, including smaller companies.

Developed Markets Performed Well

For much of 2022, inflation and the efforts of central banks to combat it weighed on real estate markets, especially in Europe and the U.S. This, and the anticipation of more rate hikes, produced a sell-off that extended through most of 2022. The market reached a bottom in October 2022, though central banks continued to raise short-term rates during the reporting period, as expected.

In the U.S. market, the Federal Reserve (the “Fed”) raised the federal funds rate four times during the reporting period, bringing the target rate to 4.75%-5.00%. The European Central Bank (ECB) followed suit with four rate increases as well.

Inflation and interest rate hikes hindered returns in the U.S. and Europe. Markets in Europe were especially hampered because many operators are heavily leveraged, and rising rates increased their debt servicing costs, squeezing profits. In fact, though returns were positive, Europe was the worst-performing market aside from Japan.

With inflation showing signs of easing, markets began to stabilize early in the reporting period. Markets were buoyed as investors began to anticipate the end of the rate-hiking cycle in the U.S. and Europe.

In contrast to the U.S. and Europe, the performance of Asian markets during the reporting period benefited from relatively easy monetary policy. Markets in Asia also gained from the late lifting of COVID-19 restrictions relative to the rest of the world. Opening up their economies resulted in strong operating and financial results that compared favorably with periods during the pandemic shutdown.

While Asia performed well, Japan lagged, in part due to a strong performance in the recent past, which was assisted by supportive monetary policy. Anticipation that the Bank of Japan will soon need to hike rates contributed to underperformance during the period. The best-performing markets in Asia during the period were Hong Kong, Singapore and Australia.

Apart from operating results and anticipated monetary easing, currency appreciation played a large role in U.S. dollar-based returns. In non-U.S. markets, strong currencies provided a significant lift even to markets such as Japan, where local-currency returns were soft.

Allocation and Security Selection Benefited Fund Performance

The fund’s performance versus the Index benefited from favorable allocations and stock selections. An overweight to non-U.S. markets was a leading contributor to returns, with the U.K. and Europe outperforming, largely due to combined allocation and currency effects. Selection was effective as well, especially in Canada, Singapore, Hong Kong, U.K. and Australia.

On a less positive note, the fund’s performance was hampered by positioning in certain markets. Excluding currency effects, Japan was a leading detractor. Performance in Japan was also hindered by stock selection decisions.

Positioned for Continued Recovery

Global markets have now emerged from the real estate recession that resulted from the COVID-19 pandemic. And with inflation easing, we believe that the monetary hiking cycle may be near an end. In fact, we believe rates could be lower six to 12 months from now.

Nevertheless, certain segments of the market continue to face challenges. The office sector in particular continues to be hindered by the work-from-home trend that accelerated during the pandemic, especially in the U.S. market. These challenges have resulted in a bifurcation of the market, with newer, higher-quality properties enjoying an advantage.

The impact of the office market on commercial real estate in general appears to be exaggerated, however. This segment of the market accounts for only about 2% of the U.S. REIT market (and of the portfolio), and publicly traded office REITs tend to use less leverage than privately held property owners. So, the performance of the publicly traded office REITs could hold up better. The sell-off in this segment created many attractive opportunities, and we have removed our underweight to the U.S. office market and are now roughly neutral. However, we are avoiding companies in this segment that have overleveraged balance sheets.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

As for other markets, we are finding attractive opportunities in the U.K. and Australia. We believe price action there has not reflected the relatively strong fundamentals. On the other hand, we remain cautious on operators in Sweden and Germany, where leverage levels are relatively high.

May 15, 2023

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through March 1, 2024, at which time it may be extended, terminated or modified. Past performance is no guarantee of future results.

2  Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The FTSE EPRA/NAREIT Developed Index (Net) is designed to track the performance of listed real estate companies and REITs worldwide. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging-markets countries.

Because the fund’s investments are concentrated in the securities of companies principally engaged in the real estate sector, the value of the fund’s shares will be affected by factors particular to the real estate sector and may fluctuate more widely than that of a fund which invests in a broader range of industries. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include declines in real estate values and defaults by mortgagors or other borrowers.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. Equity REITs may be affected by changes in the value of the underlying property owned by the trust, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are highly dependent upon management skill and often are not diversified. REITs also are subject to heavy cash-flow dependency and to defaults by borrowers or lessees.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Developed Markets Real Estate Securities Fund from November 1, 2022 to April 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.79	$10.66	$5.50	$5.50
Ending value (after expenses)	$1,090.60	$1,086.50	$1,092.90	$1,092.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.56	$10.29	$5.31	$5.31
Ending value (after expenses)	$1,018.30	$1,014.58	$1,019.54	$1,019.54
†

Expenses are equal to the fund’s annualized expense ratio of 1.31% for Class A, 2.06% for Class C, 1.06% for Class I and 1.06% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.4%
Australia - 4.3%
Abacus Property Group	752,250		1,327,890
Dexus	499,700		2,581,652
Goodman Group	104,280		1,340,162
Mirvac Group	3,203,020		5,123,241
Scentre Group	1,616,288		3,090,072
			13,463,017
Belgium - 2.0%
Aedifica SA	24,968		2,089,308
Cofinimmo SA	13,010		1,244,473
Warehouses De Pauw, CVA	93,260		2,794,870
			6,128,651
Canada - 3.2%
Canadian Apartment Properties REIT	55,870		2,046,594
Chartwell Retirement Residences	268,780		1,757,679
First Capital Real Estate Investment Trust	131,010		1,538,450
Granite Real Estate Investment Trust	18,900		1,175,417
H&R Real Estate Investment Trust	107,300		930,564
Tricon Residential, Inc.	313,050		2,509,299
			9,958,003
France - .8%
Klepierre SA	34,250		868,660
Mercialys SA	151,500		1,524,535
			2,393,195
Germany - 2.0%
LEG Immobilien SE	41,380	[a]	2,573,912
Vonovia SE	173,760		3,757,519
			6,331,431
Hong Kong - 5.0%
CK Asset Holdings Ltd.	213,000		1,259,445
Hang Lung Properties Ltd.	485,000		887,812
Link REIT	900,202		5,897,631
Sun Hung Kai Properties Ltd.	427,800		5,959,314
Swire Properties Ltd.	537,340		1,444,970
			15,449,172
Japan - 9.4%
Activia Properties, Inc.	455		1,325,523
Advance Residence Investment Corp.	894		2,320,165
Japan Hotel REIT Investment Corp.	1,841		1,039,278
Japan Prime Realty Investment Corp.	506		1,315,209
Kenedix Office Investment Corp.	632		1,397,372

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Japan - 9.4% (continued)
Mitsubishi Estate Co., Ltd.	244,500		3,021,342
Mitsui Fudosan Co., Ltd.	283,600		5,634,058
Mitsui Fudosan Logistics Park, Inc.	299		1,124,520
Nippon Building Fund, Inc.	417		1,748,484
Nippon Prologis REIT, Inc.	880		2,005,401
Nomura Real Estate Master Fund, Inc.	2,598		3,039,783
Orix JREIT, Inc.	1,626		2,102,728
SOSiLA Logistics REIT, Inc.	1,075		1,068,519
Sumitomo Realty & Development Co., Ltd.	91,300		2,129,570
			29,271,952
Norway - .2%
Entra ASA	72,480	[b]	736,730
Singapore - 3.2%
CapitaLand Ascott Trust	38,250		31,069
CapitaLand Integrated Commercial Trust	1,612,900		2,462,782
Capitaland Investment Ltd.	670,900		1,879,303
City Developments Ltd.	70,500		368,407
Digital Core REIT Management Pte Ltd.	1,000,000		437,085
Frasers Centrepoint Trust	385,500		640,161
Mapletree Logistics Trust	1,885,400		2,466,757
Mapletree Pan Asia Commercial Trust	1,287,800		1,704,495
			9,990,059
Spain - 1.7%
Cellnex Telecom SA	59,120	[b]	2,490,741
Merlin Properties Socimi SA	324,920		2,874,560
			5,365,301
Sweden - .9%
Castellum AB	119,670	[c]	1,456,189
Fabege AB	156,910		1,256,691
			2,712,880
United Kingdom - 4.9%
Empiric Student Property PLC	1,339,078		1,555,598
Grainger PLC	598,514		1,945,914
Land Securities Group PLC	274,620		2,333,217
Safestore Holdings PLC	150,202		1,870,755
Segro PLC	150,934		1,589,810
Supermarket Income Reit PLC	849,159		935,194
The British Land Company PLC	520,090		2,616,864
Tritax Big Box REIT PLC	1,220,385		2,379,466
			15,226,818
United States - 61.8%
Acadia Realty Trust	134,209	[d]	1,813,164

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
United States - 61.8% (continued)
Agree Realty Corp.	95,200	[d]	6,472,648
Alexandria Real Estate Equities, Inc.	35,160	[d]	4,366,169
AvalonBay Communities, Inc.	49,300	[d]	8,892,241
Boston Properties, Inc.	20,490	[d]	1,093,346
Brixmor Property Group, Inc.	215,010	[d]	4,586,163
Broadstone Net Lease, Inc.	178,200	[d]	2,881,494
Camden Property Trust	12,590	[d]	1,385,530
Cousins Properties, Inc.	85,170	[d]	1,857,558
CubeSmart	41,250	[d]	1,876,463
Digital Realty Trust, Inc.	110,762	[d]	10,982,052
Douglas Emmett, Inc.	178,720	[c,d]	2,301,914
Equinix, Inc.	12,800	[d]	9,268,224
Equity Residential	154,430	[d]	9,767,698
Extra Space Storage, Inc.	21,360	[d]	3,247,574
First Industrial Realty Trust, Inc.	105,200	[d]	5,519,844
Healthpeak Properties, Inc.	169,870	[d]	3,732,044
Highwoods Properties, Inc.	45,940	[d]	1,052,945
Host Hotels & Resorts, Inc.	105,940	[d]	1,713,050
Invitation Homes, Inc.	293,271	[d]	9,786,453
Kilroy Realty Corp.	75,600	[d]	2,210,544
Kimco Realty Corp.	42,310	[d]	811,929
Life Storage, Inc.	16,710	[d]	2,245,490
Medical Properties Trust, Inc.	362,930	[c,d]	3,182,896
Omega Healthcare Investors, Inc.	81,520	[d]	2,181,475
Park Hotels & Resorts, Inc.	117,890	[d]	1,420,575
Prologis, Inc.	170,850	[d]	21,398,963
Public Storage	34,200	[d]	10,083,186
Realty Income Corp.	172,560	[d]	10,843,670
Regency Centers Corp.	26,040	[d]	1,599,637
Rexford Industrial Realty, Inc.	77,200	[d]	4,305,444
RPT Realty	247,730	[d]	2,303,889
Sabra Health Care REIT, Inc.	100,890	[d]	1,150,146
Simon Property Group, Inc.	47,800	[d]	5,416,696
Sun Communities, Inc.	37,006	[d]	5,141,244
UDR, Inc.	58,730	[d]	2,427,311
Ventas, Inc.	171,900	[d]	8,259,795
VICI Properties, Inc.	59,660	[d]	2,024,860
Welltower, Inc.	125,300	[d]	9,926,266
Xenia Hotels & Resorts, Inc.	211,640	[d]	2,679,362
			192,209,952
Total Common Stocks (cost $306,868,107)			309,237,161

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,283,878)	4.96	1,283,878	[e]	1,283,878

Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $2,900,303)	4.96	2,900,303	[e]	2,900,303
Total Investments (cost $311,052,288)		100.7%		313,421,342
Liabilities, Less Cash and Receivables		(.7%)		(2,317,184)
Net Assets		100.0%		311,104,158

CVA—Company Voluntary Arrangement

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2023, these securities were valued at $3,227,471 or 1.04% of net assets.

c Security, or portion thereof, on loan. At April 30, 2023, the value of the fund’s securities on loan was $5,023,327 and the value of the collateral was $5,066,591, consisting of cash collateral of $2,900,303 and U.S. Government & Agency securities valued at $2,166,288. In addition, the value of collateral may include pending sales that are also on loan.

d Investment in real estate investment trust within the United States.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Equity Real Estate Investment	86.2
Real Estate Management & Development	11.8
Investment Companies	1.3
Telecommunication Services	.8
Health Care Equipment & Services	.6
100.7

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 4/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .4%	-	27,181,604	(25,897,726)	1,283,878	14,563
Investment of Cash Collateral for Securities Loaned - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .9%	5,156,756	20,101,795	(22,358,248)	2,900,303	6,845	††
Total - 1.3%	5,156,756	47,283,399	(48,255,974)	4,184,181	21,408

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,023,327)—Note 1(c):
Unaffiliated issuers	306,868,107	309,237,161
Affiliated issuers	4,184,181	4,184,181
Cash denominated in foreign currency	45,932	45,562
Receivable for investment securities sold		1,535,664
Dividends and securities lending income receivable		784,582
Receivable for shares of Common Stock subscribed		578,084
Tax reclaim receivable—Note 1(b)		372,246
Prepaid expenses		48,509
		316,785,989
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		314,111
Liability for securities on loan—Note 1(c)		2,900,303
Payable for investment securities purchased		1,786,810
Payable for shares of Common Stock redeemed		591,080
Directors’ fees and expenses payable		3,640
Other accrued expenses		85,887
		5,681,831
Net Assets ($)		311,104,158
Composition of Net Assets ($):
Paid-in capital		339,448,035
Total distributable earnings (loss)		(28,343,877)
Net Assets ($)		311,104,158

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	17,486,739	415,247	37,478,749	255,723,423
Shares Outstanding	2,268,786	55,175	4,960,842	33,834,357
Net Asset Value Per Share ($)	7.71	7.53	7.55	7.56

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $288,763 foreign taxes withheld at source):
Unaffiliated issuers	6,341,382
Affiliated issuers	14,563
Income from securities lending—Note 1(c)	6,845
Total Income	6,362,790
Expenses:
Management fee—Note 3(a)	1,549,123
Shareholder servicing costs—Note 3(c)	75,783
Professional fees	58,010
Custodian fees—Note 3(c)	40,625
Prospectus and shareholders’ reports	26,005
Registration fees	20,802
Directors’ fees and expenses—Note 3(d)	12,926
Interest expense—Note 2	12,322
Chief Compliance Officer fees—Note 3(c)	9,098
Loan commitment fees—Note 2	4,070
Distribution fees—Note 3(b)	1,679
Miscellaneous	17,764
Total Expenses	1,828,207
Less—reduction in expenses due to undertaking—Note 3(a)	(76,195)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,471)
Net Expenses	1,750,541
Net Investment Income	4,612,249
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(16,527,460)
Net realized gain (loss) on forward foreign currency exchange contracts	(7,367)
Net Realized Gain (Loss)	(16,534,827)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	42,584,848
Net Realized and Unrealized Gain (Loss) on Investments	26,050,021
Net Increase in Net Assets Resulting from Operations	30,662,270

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations ($):
Net investment income	4,612,249	8,554,723
Net realized gain (loss) on investments	(16,534,827)	19,690,657
Net change in unrealized appreciation (depreciation) on investments	42,584,848	(151,454,525)
Net Increase (Decrease) in Net Assets Resulting from Operations	30,662,270	(123,209,145)
Distributions ($):
Distributions to shareholders:
Class A	(1,154,341)	(1,719,290)
Class C	(28,813)	(45,247)
Class I	(2,377,205)	(4,414,488)
Class Y	(19,662,242)	(35,174,344)
Total Distributions	(23,222,601)	(41,353,369)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,045,294	6,610,536
Class C	-	108,531
Class I	11,983,370	18,537,396
Class Y	27,169,031	72,088,418
Distributions reinvested:
Class A	1,119,440	1,667,799
Class C	25,654	44,008
Class I	2,303,867	4,244,270
Class Y	7,848,579	12,460,618
Cost of shares redeemed:
Class A	(2,070,447)	(6,388,895)
Class C	(73,628)	(185,706)
Class I	(14,965,164)	(24,243,125)
Class Y	(90,151,672)	(91,324,012)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(55,765,676)	(6,380,162)
Total Increase (Decrease) in Net Assets	(48,326,007)	(170,942,676)
Net Assets ($):
Beginning of Period	359,430,165	530,372,841
End of Period	311,104,158	359,430,165

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Capital Share Transactions (Shares):
Class Aa
Shares sold	134,998	696,756
Shares issued for distributions reinvested	151,276	162,712
Shares redeemed	(262,192)	(714,100)
Net Increase (Decrease) in Shares Outstanding	24,082	145,368
Class C
Shares sold	-	11,540
Shares issued for distributions reinvested	3,544	4,383
Shares redeemed	(9,734)	(19,274)
Net Increase (Decrease) in Shares Outstanding	(6,190)	(3,351)
Class Ia
Shares sold	1,631,833	1,988,899
Shares issued for distributions reinvested	317,775	421,896
Shares redeemed	(1,928,840)	(2,650,690)
Net Increase (Decrease) in Shares Outstanding	20,768	(239,895)
Class Ya
Shares sold	3,609,758	7,711,261
Shares issued for distributions reinvested	1,082,563	1,238,630
Shares redeemed	(11,798,274)	(10,278,202)
Net Increase (Decrease) in Shares Outstanding	(7,105,953)	(1,328,311)

[a]

During the period ended April 30, 2023, 352,777 Class Y shares representing $2,661,119 were exchanged for 352,966 Class I shares. During the period ended October 31, 2022, 620,062 Class Y shares representing $5,759,676 were exchanged for 620,394 Class I shares and 741 Class Y shares representing $7,458 were exchanged for 728 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2023	Year Ended October 31,
Class A Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	7.58	10.84	7.62	10.29	8.84	9.15
Investment Operations:
Net investment income[a]	.10	.15	.14	.11	.15	.17
Net realized and unrealized gain (loss) on investments	.57	(2.60)	3.15	(1.79)	1.66	(.09)
Total from Investment Operations	.67	(2.45)	3.29	(1.68)	1.81	.08
Distributions:
Dividends from net investment income	(.12)	(.30)	(.07)	(.37)	(.20)	(.22)
Dividends from net realized gain on investments	(.42)	(.51)	-	(.62)	(.16)	(.17)
Total Distributions	(.54)	(.81)	(.07)	(.99)	(.36)	(.39)
Net asset value, end of period	7.71	7.58	10.84	7.62	10.29	8.84
Total Return (%)[b]	9.06[c]	(24.52)	43.44	(17.72)	21.39	.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.76[d]	2.55	2.10	2.44	2.45	2.72
Ratio of net expenses to average net assets	1.31[d]	1.30	1.30	1.30	1.30	1.30
Ratio of net investment income to average net assets	2.59[d]	1.58	1.38	1.29	1.63	1.89
Portfolio Turnover Rate	27.96[c]	74.59	84.48	116.78	79.34	55.32
Net Assets, end of period ($ x 1,000)	17,487	17,007	22,767	17,764	20,861	12,652

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2023	Year Ended October 31,
Class C Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	7.38	10.58	7.43	10.06	8.64	8.93
Investment Operations:
Net investment income[a]	.07	.07	.06	.06	.09	.10
Net realized and unrealized gain (loss) on investments	.55	(2.53)	3.09	(1.77)	1.62	(.08)
Total from Investment Operations	.62	(2.46)	3.15	(1.71)	1.71	.02
Distributions:
Dividends from net investment income	(.05)	(.23)	(.00)[b]	(.30)	(.13)	(.14)
Dividends from net realized gain on investments	(.42)	(.51)	-	(.62)	(.16)	(.17)
Total Distributions	(.47)	(.74)	(.00)[b]	(.92)	(.29)	(.31)
Net asset value, end of period	7.53	7.38	10.58	7.43	10.06	8.64
Total Return (%)[c]	8.65[d]	(25.11)	42.42	(18.37)	20.61	.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.35[e]	2.27	2.23	2.24	2.23	2.25
Ratio of net expenses to average net assets	2.06[e]	2.05	2.05	2.05	2.05	2.05
Ratio of net investment income to average net assets	1.82[e]	.80	.61	.68	.93	1.10
Portfolio Turnover Rate	27.96[d]	74.59	84.48	116.78	79.34	55.32
Net Assets, end of period ($ x 1,000)	415	453	685	630	960	872

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

Six Months Ended
	April 30, 2023	Year Ended October 31,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	7.45	10.68	7.51	10.15	8.72	9.03
Investment Operations:
Net investment income[a]	.11	.17	.15	.15	.18	.19
Net realized and unrealized gain (loss) on investments	.55	(2.56)	3.11	(1.77)	1.63	(.09)
Total from Investment Operations	.66	(2.39)	3.26	(1.62)	1.81	.10
Distributions:
Dividends from net investment income	(.14)	(.33)	(.09)	(.40)	(.22)	(.24)
Dividends from net realized gain on investments	(.42)	(.51)	-	(.62)	(.16)	(.17)
Total Distributions	(.56)	(.84)	(.09)	(1.02)	(.38)	(.41)
Net asset value, end of period	7.55	7.45	10.68	7.51	10.15	8.72
Total Return (%)	9.29[b]	(24.41)	43.93	(17.56)	21.79	1.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15[c]	1.11	1.08	1.09	1.06	1.05
Ratio of net expenses to average net assets	1.06[c]	1.05	1.05	1.05	1.05	1.05
Ratio of net investment income to average net assets	2.86[c]	1.85	1.53	1.84	1.92	2.19
Portfolio Turnover Rate	27.96[b]	74.59	84.48	116.78	79.34	55.32
Net Assets, end of period ($ x 1,000)	37,479	36,804	55,310	32,044	84,925	78,954

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2023		Year Ended October 31,
Class Y Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	7.45	10.68	7.51	10.16	8.73	9.03
Investment Operations:
Net investment income[a]	.11	.17	.16	.14	.18	.19
Net realized and unrealized gain (loss) on investments	.56	(2.56)	3.11	(1.77)	1.63	(.08)
Total from Investment Operations	.67	(2.39)	3.27	(1.63)	1.81	.11
Distributions:
Dividends from net investment income	(.14)	(.33)	(.10)	(.40)	(.22)2)	(.24)
Dividends from net realized gain on investments	(.42)	(.51)	-	(.62)	(.16)	(.17)
Total Distributions	(.56)	(.84)	(.10)	(1.02)	(.38)	(.41)
Net asset value, end of period	7.56	7.45	10.68	7.51	10.16	8.73
Total Return (%)	9.29[b]	(24.39)	43.77	(17.50)	21.81	1.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07[c]	1.04	1.03	1.03	1.01	1.02
Ratio of net expenses to average net assets	1.06[c]	1.04	1.03	1.03	1.01	1.02
Ratio of net investment income to average net assets	2.84[c]	1.85	1.63	1.74	1.95	2.17
Portfolio Turnover Rate	27.96[b]	74.59	84.48	116.78	79.34	55.32
Net Assets, end of period ($ x 1,000)	255,723	305,166	451,611	353,495	641,390	573,136

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Developed Markets Real Estate Securities Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to maximize total return consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. CenterSquare Investment Management LLC (“the Sub-Adviser”), serves as the fund’s sub-adviser.

The Company’s Board of Directors (the “Board”) approved, effective April 17, 2023, a change in the fund’s name from “BNY Mellon Global Real Estate Securities Fund” to “BNY Mellon Developed Markets Real Estate Securities Fund”.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 750 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (400 million shares authorized), and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	202,167,955	107,069,206	††	-	309,237,161
Investment Companies	4,184,181	-		-	4,184,181

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2023, BNY Mellon earned $933 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Real Estate Sector Risk: The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: declines in real estate values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; possible lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements (including zoning laws and environmental restrictions); losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; and casualty or condemnation losses. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2022 was as follows: ordinary income $18,621,281 and long-term capital gains $22,732,088. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2023 was approximately $474,586 with a related weighted average annualized interest rate of 5.24%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at an annual rate of .95% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2022 through March 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the value of the fund’s average daily net assets. On or after March 1, 2024, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $76,195 during the period ended April 30, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .46% of the value of the fund’s average daily net assets.

During the period ended April 30, 2023, the Distributor retained $12 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2023, Class C shares were charged $1,679 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2023, Class A and Class C shares were charged $21,765 and $560, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2023, the fund was charged $4,027 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1,471.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2023, the fund was charged $40,625 pursuant to the custody agreement.

During the period ended April 30, 2023, the fund was charged $9,098 for services performed by the fund’s Chief Compliance Officer and his staff.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $238,949, Distribution Plan fees of $251, Shareholder Services Plan fees of $3,609, Custodian fees of $67,529, Chief Compliance Officer fees of $6,116 and Transfer Agent fees of $786, which are offset against an expense reimbursement currently in effect in the amount of $3,129.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended April 30, 2023, amounted to $91,556,573 and $166,686,134, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC adopted Rule 18f-4 under the Act, which regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2023 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. As of April 30, 2023, there were no outstanding forward contracts.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2023:

Average Market Value ($)
Forward contracts	124,623

At April 30, 2023, accumulated net unrealized appreciation on investments was $2,369,054, consisting of $31,671,698 gross unrealized appreciation and $29,302,644 gross unrealized depreciation.

At April 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 14-15, 2023, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which CenterSquare Investment Management LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional global real estate funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional global real estate funds (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional global real estate funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median and the Performance Universe median for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in nine of the ten calendar years shown. The Board noted that the fund had a four star rating for each of the three-, five- and ten-year periods and a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for an expense limitation arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.05% of the value of the fund’s average daily net assets.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s relative performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

For More Information

BNY Mellon Developed Markets Real Estate Securities Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

CenterSquare Investment Management LLC

630 West Germantown Pike, Suite 300

Plymouth Meeting, PA 19462

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbol:	Class A: DRLAX Class C: DGBCX Class I: DRLIX Class Y: DRLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6593SA0423

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds V, Inc.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: June 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: June 22, 2023

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: June 21, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)